AMENDMENT TO

SCHEDULE A

AMENDED AND RESTATED

EXPENSE LIMITATION AGREEMENT

THIS AMENDED SCHEDULE A lists the Funds and the Expense Limitation Amounts which are established pursuant to the Amended and Restated Expense Limitation Agreement dated April 26, 2019.

LVIP FUND NAME	STANDARD CLASS EXPENSE LIMIT	STANDARD CLASS II EXPENSE LIMIT	SERVICE CLASS EXPENSE LIMIT	EFFECTIVE DATE	TERMINATION DATE
Lincoln Hedged Nasdaq-100 Fund	0.62%	N/A	0.97%	May 1, 2026	April 30, 2027
Lincoln Hedged S&P 500 Conservative Fund	0.58%	N/A	0.93%	May 1, 2026	April 30, 2027
Lincoln Hedged S&P 500 Fund	0.58%	N/A	0.93%	May 1, 2026	April 30, 2027
Lincoln Opportunistic Hedged Equity Fund	0.59%	N/A	0.94%	May 1, 2026	April 30, 2027
LVIP American Century Balanced Fund	0.67%	0.77%	1.02%	May 1, 2026	April 30, 2027
LVIP American Century Capital Appreciation Fund	0.57%	0.79%	0.94%	May 1, 2026	April 30, 2027
LVIP American Century Inflation Protection Fund	0.36%	0.46%	0.71%	May 1, 2026	April 30, 2027
LVIP American Century International Fund	0.85%	0.95%	1.10%	May 1, 2026	April 30, 2027
LVIP American Century Large Company Value Fund	0.60%	0.70%	0.85%	May 1, 2026	April 30, 2027
LVIP American Century Mid Cap Value Fund	0.76%	0.86%	1.01%	May 1, 2026	April 30, 2027
LVIP American Century Ultra Fund	0.65%	0.75%	0.90%	May 1, 2026	April 30, 2027
LVIP American Century Value Fund	0.60%	0.70%	0.85%	June 1, 2026	June 1, 2028
LVIP American Funds Vanguard Active Passive Growth Fund	0.42%	N/A	0.77%	May 1, 2025	July 1, 2027

*	May be amended only with Board approval.
[1]	Applies only to “Other Expenses” as such term is used in the Fund’s prospectus.

LVIP FUND NAME	STANDARD CLASS EXPENSE LIMIT	STANDARD CLASS II EXPENSE LIMIT	SERVICE CLASS EXPENSE LIMIT	EFFECTIVE DATE	TERMINATION DATE
LVIP Avantis Large Cap Value Fund	0.61%	0.71%	0.96%	May 1, 2026	April 30, 2027
LVIP BlackRock Dividend Value Managed Volatility Fund	0.63%	N/A	0.88%	August 1, 2025	August 1, 2027
LVIP BlackRock Equity Dividend Fund*	0.67%	N/A	0.97%	May 1, 2026	April 30, 2027
LVIP BlackRock Global Allocation Fund*	0.71%	N/A	0.96%	May 1, 2026	April 30, 2027
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund	0.31%	N/A	0.66%	October 9, 2026	October 9, 2028
LVIP Channing Small Cap Value Fund	0.88%	N/A	1.13%	May 1, 2026	April 30, 2027
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund	0.645%	N/A	0.995%	May 1, 2026	April 30, 2027
LVIP ClearBridge Appreciation Fund	0.70%	N/A	0.95%	May 1, 2026	April 30, 2028
LVIP ClearBridge Dividend Strategy Fund	0.75%	N/A	1.00%	May 1, 2026	April 30, 2028
LVIP ClearBridge Large Cap Growth Fund	0.74%	N/A	0.99%	May 1, 2026	April 30, 2028
LVIP ClearBridge Large Cap Value Fund	0.72%	N/A	0.97%	May 1, 2026	April 30, 2028
LVIP Dimensional International Core Equity Fund	0.62%	N/A	0.87%	May 1, 2026	April 30, 2027
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund	0.095%	N/A	0.445%	May 1, 2026	April 30, 2027
LVIP Fidelity Institutional AM® Total Bond Fund*	0.51%	N/A	0.81%	May 1, 2026	April 30, 2027

*	May be amended only with Board approval.
[1]	Applies only to “Other Expenses” as such term is used in the Fund’s prospectus.

LVIP Franklin Templeton Core Bond Fund	0.37%	N/A	0.72%	October 31, 2025	October 31, 2027
LVIP Global Equity Managed Volatility Fund, formerly LVIP Franklin Templeton Global Equity Managed Volatility Fund	0.70%	N/A	0.95%	June 1, 2026	June 1, 2028
LVIP Global Aggressive Growth Allocation Managed Risk Fund	0.325%	N/A	0.575%	May 1, 2026	April 30, 2027
LVIP JPMorgan Retirement Income Fund *	0.38%	N/A	0.63%	May 1, 2026	April 30, 2027
LVIP JPMorgan Short Duration Bond Fund*	0.47%	N/A	0.77%	May 1, 2026	April 30, 2027
LVIP Loomis Sayles Global Growth Fund	0.77%	N/A	1.12%	May 1, 2026	April 30, 2027
LVIP Nomura High Yield Fund*	0.72%	N/A	1.02%	April 1, 2026	April 30, 2028
LVIP Nomura SMID Cap Core Fund*	0.80%	N/A	1.10%	May 1, 2026	April 30, 2027

*	May be amended only with Board approval.
[1]	Applies only to “Other Expenses” as such term is used in the Fund’s prospectus.

LVIP FUND NAME	STANDARD CLASS EXPENSE LIMIT	STANDARD CLASS II EXPENSE LIMIT	SERVICE CLASS EXPENSE LIMIT	EFFECTIVE DATE	TERMINATION DATE
LVIP Nomura U.S. Growth Fund	0.73%	N/A	1.03%	May 1, 2026	April 30, 2027
LVIP Nomura U.S. REIT Fund*	0.83%	N/A	1.13%	May 1, 2026	April 30, 2027
LVIP MFS International Growth Fund	0.79%	N/A	1.04%	October 9, 2026	October 9, 2028
LVIP Multi-Manager Global Equity Managed Volatility Fund	0.21%	N/A	0.56%	May 1, 2026	April 30, 2027
LVIP Multi-Manager International Equity Managed Volatility Fund	0.185%	N/A	0.435%	May 1, 2026	April 30, 2027
LVIP PIMCO Low Duration Bond Fund	0.50%	N/A	0.75%	May 1, 2026	April 30, 2027
LVIP State Street Conservative Index Allocation Fund	0.20%	N/A	0.45%	May 1, 2026	April 30, 2027
LVIP State Street Emerging Markets Equity Index Fund	0.50%	N/A	0.75%	May 1, 2026	April 30, 2027
LVIP State Street International Managed Volatility Fund	0.245%	N/A	0.495%	May 1, 2026	April 30, 2027
LVIP State Street Large Cap Managed Volatility Fund	0.245%	N/A	0.495%	May 1, 2026	April 30, 2027
LVIP State Street Nasdaq-100 Index Fund	0.45%	N/A	0.70%	May 1, 2026	April 30, 2027
LVIP State Street Short-Term Bond Index Fund	0.3625%	N/A	0.6125%	May 1, 2026	April 30, 2027
LVIP State Street SMID Cap Managed Volatility Fund	0.245%	N/A	0.495%	May 1, 2026	April 30, 2027
LVIP Structured Moderate Allocation Fund	0.21%	N/A	0.46%	November 1, 2025	October 31, 2027

*	May be amended only with Board approval.
[1]	Applies only to “Other Expenses” as such term is used in the Fund’s prospectus.

LVIP T. Rowe Price 2020 Fund	0.24%	N/A	0.49%	May 1, 2026	April 30, 2027
LVIP T. Rowe Price 2030 Fund	0.25%	N/A	0.50%	May 1, 2026	April 30, 2027
LVIP T. Rowe Price 2040 Fund	0.26%	N/A	0.51%	May 1, 2026	April 30, 2027
LVIP T. Rowe Price 2050 Fund	0.27%	N/A	0.52%	May 1, 2026	April 30, 2027
LVIP T. Rowe Price 2060 Fund	0.27%	N/A	0.52%	May 1, 2026	April 30, 2027
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund	0.315%	N/A	0.565%	May 1, 2026	April 30, 2027

*	May be amended only with Board approval.
[1]	Applies only to “Other Expenses” as such term is used in the Fund’s prospectus.

The parties hereto have caused this SCHEDULE A to be signed by their duly authorized officers as of July 8, 2026 and effective in accordance with the dates noted above.

LINCOLN FINANCIAL INVESTMENTS CORPORATION		LINCOLN VARIABLE INSURANCE PRODUCTS TRUST, on behalf of each of its Funds listed on Schedule A

By:	/s/ Gordon Huellmantel	By:	/s/ Gordon Huellmantel
Name:	Gordon Huellmantel	Name:	Gordon Huellmantel
Title:	Senior Vice President	Title:	Senior Vice President